UNITED STATES
                        SECURITIES AND EXCHANGE COMMISION
                             Washington D.C., 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) November 2, 2005

                              SAMURAI ENERGY CORP.
                      (Formerly J.R. Bassett Optical, Inc.)
             (Exact name of registrant as specified in its charter)


              Delaware                            000-51656                           87-0469497
------------------------------------- ----------------------------------- -----------------------------------
  (State of other jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
           incorporation)                                                                No.)

         955 Dairy Ashford
             Suite 206
            Houston, TX                                                                 77079
-------------------------------------                                     -----------------------------------
  (Address of Principal Executive                                                     (Zip Code)
              Office)

       Registrant's telephone number, including area code: (713) 771-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

-------------------------------------------------------------------------------
* This Amendment No. 4 to Form 8-K is being filed to amend the Current
Report - Amendment No. 3 filed on November 30, 2005 ("8-K/A No. 4").




                                TABLE OF CONTENTS
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 5.01. Changes in Control of Registrant
Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         SCHEDULE A
         SCHEDULE B
         SIGNATURES
         INDEX TO EXHIBITS


                                Explanatory Note

The undersigned registrant, Samurai Energy Corp. ("Samurai" or the "Company"), hereby amends Item 9.01. "Financial Statements and Exhibits" of its Current Report on Form 8-K ("November 30, 2005 Form 8-K/A") filed with the Securities and Exchange Commission on November 30, 2005, to include the required financial statements.

This Form 8-K/A includes or incorporates by reference certain statements that may be deemed "forward looking statements" under applicable law. Forward looking statements and assumptions in this Form 8-K/A that are not statements of historical fact involve risks and assumptions that could cause actual results to vary materially from those predicted, including among other things, unexpected delays and operational issues, the price of crude oil and natural gas, changes in site conditions, and capital expenditures. The Company strongly encourages readers to note that some or all of the assumptions upon which such forward looking statements are based, are beyond the Company's ability to control or estimate precisely, and may in some cases be subject to rapid and material change.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 2, 2005, Samurai Energy Corp. purchased a 37% working interest in the Wilson Lease in Nueces County, Texas from Samurai Energy, LLC as outlined in the Assignment, Conveyance, and Bill of Sale (the Agreement") dated November 2, 2005.

A copy of the Agreement is attached as Exhibit 10.1.

Item 5.01 Changes in Control of Registrant

         On November 2, 2005, Robert E. Williams ("Seller") and Samuel M. Skipper ("Buyer") completed the transactions contemplated by the Stock Purchase Agreement (the "Agreement") dated October 19, 2005. Upon the terms and subject to the conditions set forth in the Agreement, Seller sold to Buyer, and Buyer purchased from Seller, eighty percent (80%) of the issued and outstanding shares of capital stock, $.001 par value, of Samurai Energy Corp.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        Effective November 2, 2005, Robert E. Williams tendered his resignation as officer and director of Samurai Energy Corp. and Samuel M. Skipper was elected as sole officer and director of the Corporation.

Item 9.01. Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

Attached hereto as Schedule A is the audited Statements of Revenue and Operating Expenses of the Oil and Gas Properties Purchased from Samurai Energy, LLC for the period ended September 30, 2005 and the related notes thereto, together with the Report of Independent Registered Public Accounting Firm of Malone & Bailey, PC concerning the statement and related notes. The properties acquired are herein referred to as the "Acquisition".

(b)      Pro Forma Financial Information

Attached hereto as Schedule B for Samurai Energy Corp. is the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005, and the related notes thereto, adjusted to show the pro forma effects of the Acquisition.

(c)      Exhibits

         10.1     Assignment, Conveyance and Bill of Sale



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of:
Samurai Energy Corp.
Houston, Texas

We have audited the accompanying statements of combined revenues and direct operating expenses of the oil and gas properties purchased by Samurai Energy Corp from Samurai Energy LLC of working interests in the Wilson Property ("Wilson Property") for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of Samurai Energy Corp's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Samurai Energy Corp's Form 8-K/A and is not intended to be a complete financial presentation of the properties described above.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the combined revenues and direct operating expenses of the oil and gas properties purchased by Samurai Energy Corp in the Wilson Property for the years ended December 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States.


Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas
February 13, 2006


                                   SCHEDULE A


                              SAMURAI ENERGY CORP.
                  STATEMENTS OF REVENUE AND OPERATING EXPENSES
                  OF THE OIL AND GAS PROPERTIES PURCHASED FROM
                               SAMURAI ENERGY, LLC
                                 (In thousands)

                                                               Nine Months                         For The Year
                                                         Ended September 30,                  Ended December 31,
                                                     ---------------------------        ------------------------
                                                       2005                2004            2004                2003
                                                       ----                ----            ----                ----
                                                              (unaudited)
Revenues                                             $    167          $     89          $   176          $      97
Operating Expenses                                         44               175              191                 21
                                                     --------           --------         --------          ---------

Excess (deficit) of revenue over operating expenses  $    123          $    (86)         $    (15)        $       76
                                                     ========          =========         =========        ==========

    The accompanying notes are an integral part of this financial statement.



                              SAMURAI ENERGY CORP.
                  NOTES TO STATEMENTS OF REVENUE AND OPERATING
              EXPENSES OF THE OIL AND GAS PROPERTIES PURCHASED FROM
                               SAMURAI ENERGY, LLC


(1) THE PROPERTIES

On November 2, 2005, Samurai Energy Corp. purchased the mineral interest described below for $167,000:

         37% of the working interest of:

(1)           Oil, Gas and Mineral Lease dated January 13, 1934 from Ellen C.
              Wilson to S. F. Hurlbut recorded in Volume 15, Page 608 of the Oil & Gas Lease Records of Nueces County, Texas insofar and only insofar as to 250 acres, more or less, being the eastern 250 acres of the northern 250 acres of the 434.59 acre tract set aside to Leonora Bernard and more fully described in that certain Partition Decree of the Estate of W. W. Wright, Deceased, recorded in Book "H", Page 313 of the Minutes of District Court of Nueces County, Texas.

(2) Oil, Gas and Mineral Lease dated December 9, 1950 from the State of Texas to F. William Carr recorded in Volume 116, Page 100 of the Oil & Gas Leases Records of Nueces County, Texas insofar and only insofar as to 5 acres, more or less, being out of Tract 5 of the Nueces River containing 80 acres, said 5 acre tract being more fully described in that certain Gas
              Unit Pooling Agreement dated November 28, 1966 for the Wilson-State Gas Unit recorded in Volume 263, Page 126 of the Oil
              & Gas Lease Records of Nueces County, Texas, including all producing, non-producing and shut-in oil and gas wells (hereinafter called "Wells") located on and/or associated with said Leases, together with all mineral leasehold estates and working interests created by such Leases, together with any interests in contracts, agreements, pipelines, pipeline right-of-ways or easements affecting or relating to said Leases and all material, fixtures, personal property and equipment associated with such Wells.

(2)           BASIS FOR PRESENTATION

The statements of revenue and operating expenses has been derived from Samurai Energy, LLC's historical financial records and is prepared on the accrual basis of accounting. Revenues and operating expenses as set forth in the accompanying statement include revenues from oil and gas production, net of royalties, and associated operating expenses related to the net revenue interest and net working interest, respectively. These revenues and expenses in the Properties represent Samurai Energy Corp.'s acquired interest.

During the periods presented, the Properties were not accounted for or operated as a separate division by Samurai Energy, LLC. Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles do not exist and are not practicable to obtain in these circumstances.

This statement varies from an income statement in that it does not show certain expenses, which were incurred in connection with the ownership of the Properties, such as general and administrative expenses, and income taxes. These costs were not separately allocated to the Properties in the Samurai Energy, LLC historical financial records and any pro forma allocation would be both time consuming and expensive and would not be a reliable estimate of what these costs would actually have been had the Properties been operated historically as a stand alone entity. In addition, these allocations, if made using historical Samurai Energy, LLC general and administrative structures and tax burdens, would not produce allocations that would be indicative of the historical performance of the Properties had they been assets of Samurai Energy Corp., due to the varying size, structure, and operations between Samurai Energy Corp. and Samurai Energy, LLC. This statement also does not include provisions for depreciation, depletion and amortization as such amounts would not be indicative of future costs and those costs which would be incurred by Samurai Energy Corp. upon allocation of the purchase price. Accordingly, the financial statements and other information presented are not indicative of the financial condition or results of operations of the Properties going forward due to the changes in the business and the omission of various operating expenses.

For the same reason, primarily the lack of segregated or easily obtainable reliable data on asset values and related liabilities, a balance sheet is not presented for the Properties.

At the end of the economic life of these fields, certain restoration and abandonment costs will be incurred by the respective owners of these fields. No accrual for these costs is included in the direct operating expenses.

(3) RELATED PARTY TRANSACTIONS

Samurai Energy Corp. purchased the properties from Samurai Energy L.L.C., an affiliated entity, Samurai Energy L.L.C. is owned 100% by the majority shareholder of Samurai Energy Corp (the Registrant) and, accordingly, the purchase price was equal to the seller's cost basis adjusted for production and depletion. Samurai Energy L.L.C. is the operator of the properties and provides production, engineering and maintenance services.

(4) COMMITMENTS AND CONTINGENCIES

Pursuant to the terms of the Agreement, Samurai Energy Corp. is obligated for any claims, litigation or disputes pending as of the purchase date of November 2, 2005 or any matters arising in connection with ownership of the Properties prior to the effective date. Samurai Energy Corp. is not aware of any legal, environmental or other commitments or contingencies that would have a material effect on the statement of revenue and operating expenses.

(5) OIL AND GAS RESERVE INFORMATION (Unaudited)

Proved oil and gas reserve quantities are based on estimates prepared by the Company's engineers in accordance with guidelines established by the Securities Exchange Commission (SEC).

There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production. The following reserve data related to the Properties represent estimates only and should not be construed as being exact. The reliability of these estimates at any point in time depends on both the quality and quantity of the technical and economic data, the performance of the reservoirs, as well as extensive engineering judgment. Consequently, reserve estimates are subject to revision as additional data becomes available during the producing life of a reservoir. The evolution of technology may also result in the application of improved recovery techniques, such as supplemental or enhanced recovery projects, which have the potential to increase reserves beyond those currently envisioned.

Estimates of proved reserves are derived from quantities of crude oil and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing operating and economic conditions and rely upon a production plan and strategy.

Statement of Financial Accounting Standards No. 69, Disclosures About Oil and Gas Producing Activities ("FAS 69"), requires calculation of future net cash flows using a 10% annual discount factor and year-end prices, costs and statutory tax rates, except for known future changes such as contracted prices and legislated tax rates.

                                                      Gas                Oil
                                                     (MMcf)            (M|Bbls)

Total Proved Reserves:
      Balance, December 31, 2002                      470.921             1.531
       Production                                    (19.133)                 -
                                                    ---------       -----------

       Balance, December 31, 2003                     451.788             1.531
        Production                                    (29.897)          (0.080)
                                                     ----------       ---------

       Balance, December 31, 2004                     421.891             1.451
        Production                                    (23.576)          (0.086)
                                                     ----------       ---------

       Balance. September 30, 2005                    398.315             1.365
                                                     ========          ========


(6) STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS RELATING TO PROVED OIL AND GAS RESERVES

The following disclosures concerning the standardized measure of future cash flows from proved oil and gas reserves are presented in accordance with FAS 69. As prescribed by FAS 69, the amounts shown are based on prices and costs at the end of each period and a 10 percent annual discount factor.

Future cash flows are computed by applying fiscal year-end prices of natural gas and oil to year-end quantities of proved natural gas and oil reserves. Future operating expenses and development costs are computed primarily by the Company's internal petroleum engineers by estimating the expenditures to be incurred in developing and producing the Acquisition's proved natural gas and oil reserves at the end of the year, based on year end costs and assuming continuation of existing economic conditions. Future income taxes are based on currently enacted statutory rates.

The standardized measure of discounted future net cash flows is not intended to represent the replacement costs or fair value of the Acquisition's natural gas and oil properties. An estimate of fair value would take into account, among other things, anticipated future changes in prices and costs, and a discount factor more representative of the time value of money and the risks inherent in reserve estimates of natural gas and oil producing operations.

The Standardized Measure of Discounted Future Net Cash Flows relating to Proved Oil and Gas Reserves Attributed to the Acquisition is as follows (in thousands):

                                                           As of September 30,
                                                                   2005

Future cash in flows                                        $             4,519
Future costs-
       Operating                                                          (483)
       Development and abandonment                                        (323)
                                                          ---------------------
Future net cash flows before income taxes                                 3,713
Future income taxes                                                     (1,300)
                                                           --------------------
Future net cash flows before discount                                     2,413
Discount at 10% annual rate                                               (785)
                                                           --------------------

Standardized measure of discounted future net cash flows     $            1,628
                                                             ==================



The principal changes in the standardized measure of discounted future net cash flows relating to the proven oil and gas reserves are as follows(in thousands):

                                                            For the Nine Months
                                                            Ended September 30,
                                                                     2005

Beginning of the year                                       $             1,751
Sales, net of production costs                                            (123)
Net change in prices and production costs                                     -
Extensions, discoveries and improved recovery                                 -
Change in future development costs                                            -
Net change in timing                                                          -
                                                                       --------
Change in income tax                                                          -
Revision of quantity estimates                                                -
                                                           --------------------
End of year                                                  $            1,628
                                                             ==================





                                   SCHEDULE B


                              SAMURAI ENERGY CORP.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

The following unaudited pro forma condensed consolidated balance sheet and related notes are presented to show effects of the acquisition of the Properties purchased by Samurai Energy Corp. from Samurai Energy, LLC.

The pro forma condensed consolidated balance sheet is based on the assumption that the Acquisition occurred effective September 30, 2005.

Pro forma data is based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated balance sheet. The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the notes thereto, Samurai Energy Corp.'s Annual Report on Form 10-K for the year ended December 31, 2004, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 and the Statement of Revenues and Direct Operating Expenses of the Oil and Gas Properties Purchased from Samurai Energy, LLC included herein as Schedule A.



                              SAMURAI ENERGY CORP.
                               UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2005
                                 (In thousands)

                                                                     Samurai               Pro Forma
                                                                   Energy Corp            Adjustments              Pro Forma
                                Assets
Current Assets                                                $           -              $          -               $          -
Accounts Receivable                                                       -                        12                         12
Property and Equipment                                                    -                       177                        177
Other Assets                                                              -                         -                          -
                                                              ------------------        --------------             -------------

         Total Assets                                         $          -              $         189                $       189
                                                              ==================        =============                ===========

         Liabilities & Stockholders' Equity (Deficit)

Current Liabilities
      Accounts Payable                                          $          -             $          -              $           -
      Accrued Expenses Payable                                             -                       12                         12
      Current Maturities of Long-term Debt                                 -                       74                         74
                                                              ------------------        -------------              -------------
         Total Current Liabilities                                         -                       79                         79
Long-term Debt, Net of Current maturities                                  -                       81                         81
Asset Retirement Obligation                                                -                       22                         22
                                                              ------------------        -------------              -------------

         Total Liabilities                                                 -                      189                        189

Stockholders' Equity
      Common Stock, $0.001 Par Value, 75,000,000 Shares
      Authorized, 36,000,000 Shares Issued and Outstanding               36                         -                        36
      Capital Received in Excess of Par Value                            24                         -                        24
      Retained Earnings (Deficit)                                      (60)                         -                       (60)
                                                              -------------           -----------------           --------------
         Total Stockholders' Equity (Deficit)                              -                         -                        -

         Total Liabilities & Stockholders' Equity             $           -                          -             $        189
                                                              ==================        ==================         ============



                              SAMURAI ENERGY CORP.
                          NOTES TO UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET

BASIS OF PRESENTATION

The unaudited pro forma balance sheet as of September 30, 2005 is based on the unaudited financial statements of Samurai Energy Corp. as of and for the nine months ended September 30, 2005, the unaudited Statements of Revenues and Operating Expenses of the Oil and Gas Properties Purchased from Samurai Energy, LLC for the nine months ended September 30, 2005, and the adjustments and assumptions described below.

PRO FORMA ADJUSTMENTS

The unaudited pro forma balance sheet reflects the following adjustments:

         Record the purchase price of the Properties from Samurai Energy, LLC totaling $167 thousand in exchange for a promissory note of $155 thousand ($74 thousand in Current Liabilities and $81 thousand in Long Term Liabilities) and assumption of accrued expenses of $12.

         Record October 2005 accounts receivable due from net working interest of $12 thousand, reducing cost basis of the Properties.

         Record asset retirement obligation of $22 thousand at September 30, 2005, increasing cost basis of the Properties.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2006


                                              SAMURAI ENERGY CORP.

                                              By: /s/Sam Skipper
                                                  ----------------------------
                                                  Sam Skipper,  President


                                INDEX TO EXHIBITS

EXHIBIT
NUMBER

10.1.1 Assignment, Conveyance, and Bill of Sale date November 2, 2005, by and between Samurai Energy Corp. and Samurai Energy, LLC


                                  Exhibit 10.1

                     ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF TEXAS             ss.
                           ss.
COUNTY OF NUECES           ss.

         In consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SAMURAI ENERGY, L.L.C. (hereinafter referred to as "Assignor"), whose mailing address is P.O. Box 421917, Houston, Texas 77242, does hereby BARGAIN, SELL, ASSIGN, TRANSFER and CONVEY, subject to all of the provisions hereinbelow set forth, to J.R. BASSETT OPTICAL, INC., (hereinafter referred to as "Assignee") whose mailing address is 11757 Katy Freeway, Suite 1300, Houston, Texas 77079, an undivided 37.00% interest in and to the oil and gas leases and any related contract, whether recorded or unrecorded, and any Pooling Agreement (hereinafter collectively referred to as the "Leases") more fully described as (1) Oil, Gas and Mineral Lease dated January 13, 1934 from Ellen C. Wilson to S. F. Hurlbut recorded in Volume 15, Page 608 of the Oil & Gas Lease Records of Nueces County, Texas insofar and only insofar as to 250 acres, more or less, being the eastern 250 acres of the northern 250 acres of the 434.59 acre tract set aside to Leonora Bernard and more fully described in that certain Partition Decree of the Estate of W. W. Wright, Deceased, recorded in Book "H", Page 313 of the Minutes of District Court of Nueces County, Texas and (2) Oil, Gas and Mineral Lease dated December 9, 1950 from the State of Texas to F. William Carr recorded in Volume 116, Page 100 of the Oil & Gas Lease Records of Nueces County, Texas insofar and only insofar as to 5 acres, more or less, being out of Tract 5 of the Nueces River containing 80 acres, said 5 acre tract being more fully described in that certain Gas Unit Pooling Agreement dated November 28, 1966 for the Wilson-State Gas Unit recorded in Volume 263, Page 126 of the Oil & Gas Lease Records of Nueces County, Texas, including all producing, non-producing and shut-in oil and gas wells (hereinafter called "Wells") located on and/or associated with said Leases, together with all mineral leasehold estates and working interests created by such Leases, together with any interests in contracts, agreements, pipelines, pipeline right-of-ways or easements affecting or relating to said Leases and all material, fixtures, personal property and equipment associated with such Wells.
         Assignor's right, title and interest in and to such Leases and Wells, including the lands, contracts, fixtures, personal property, equipment, rights and interests described above being collectively referred to hereinafter as the "Properties".
         This Assignment is intended to convey an undivided 37.00% interest as to all right, title and interest in the Properties acquired by Assignor by that certain Assignment, Bill of Sale and Conveyance dated March 22, 2004, but effective as of January 1, 2004 from VTEX Energy, Inc. to Samurai Energy, L.L.C. recorded as Document No. 2004018188 of the Official Public Records of Nueces County, Texas, and Assignor does hereby BARGAIN, SELL, ASSIGN, TRANSFER and CONVEY unto Assignee, and Assignee does hereby receive and accept the undivided interest designated above in the Properties subject to all of the following terms, provisions, and conditions hereof:
1. This Assignment is made without warranty of title and without any other warranty whatsoever, express or implied.

2. THIS ASSIGNMENT IS MADE WITHOUT WARRANTY EITHER EXPRESS OR IMPLIED, AS TO THE QUANTITY, WEIGHT, GRADE, CONDITION, FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY OF ANY AND ALL WELLS, MATERIAL AND EQUIPMENT SUBJECT HERETO.

3. Except as may otherwise specifically be provided herein, Assignor shall be entitled to all credits and proceeds of production from and accruing to the Properties prior to the Effective Date and shall be responsible for all reasonable and necessary operating costs and expenses directly attributable to the Properties prior to the Effective Date. Assignee shall be entitled to all credits and proceeds of production from and accruing to the Properties on and after the Effective Date and shall be responsible for all costs, expenses, disbursements, obligations and liabilities attributable to the Properties on and after the Effective Date.

4. By accepting this Assignment, Assignee agrees that Assignees has inspected and is familiar with the Properties and accepts responsibility and liability for the present and future condition of the Properties, and further agrees that this conveyance of the Properties is on an "AS IS", "WHERE IS", and "WITH ALL FAULTS AND DEFECTS-LATENT AND PATENT" basis.

5. Assignee hereby agrees to indemnify, protect and defend Assignor against any and all environmental liability regarding the Properties and further agrees to hold Assignor harmless against any legal and/or financial liability which may be assessed against Assignor resulting from any environmental matters pertaining to the Properties, including, but not limited to remediation and restoration costs, fines, penalties and any other related expenses.

6. In regard to Assignor's interest in oil and gas Wells included within the Properties, Assignee agrees to assume all Well plugging liability and shall indemnify and hold Assignor harmless against any monetary expense necessary to plug such wells as may be required by the Railroad Commission of Texas, or any other governmental authority. Assignee also agrees to restore the surface of the Properties in accordance with applicable governmental rules, regulations, laws and orders, and as may be required under any lease, contract or other agreement affecting the Properties.

7. Except as may otherwise specifically be provided herein, Assignor shall be liable for all ad valorem taxes, real property taxes, personal property taxes, and similar obligations ("Property Taxes") accruing up to but excluding the Effective Date. Assignee shall be liable for all Property Taxes relating to the ownership of the Properties on and after the Effective Date.

8.       Except as may  otherwise  specifically  be provided  herein,  all taxes (other than income taxes) which are imposed on or with respect to the production of oil, natural gas or other hydrocarbons or minerals or the receipt of proceeds therefrom (including but not limited to severance, production and excise tax) shall be apportioned between the parties based upon the Effective Date. All such taxes which accrued prior to the Effective Date have been or will be properly paid or withheld by Assignee and all statements, returns, and documents pertinent thereto have been or will be properly filed by Assignee on behalf of Assignor. Payment or withholding of all such taxes which accrue on or after the Effective Date and the filing of all statements, returns and documents incident thereto shall be the liability and responsibility of Assignee.

9.       By acceptance of this Assignment,  Assignee  acknowledges  that
                  Assignee's decision and election to purchase these Properties has been made solely on the basis of its own independent investigation of the Properties. Accordingly, Assignee agrees and hereby acknowledges that Assignor has not made, and ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND THIS CONVEYANCE IS MADE BY ASSIGNOR WITHOUT ANY REPRESENTATION, COVENANT OR WARRANTY, EXPRESS OR IMPLIED,
                  AT COMMON LAW, BY STATUTE, WORD USAGE OR OTHERWISE, RELATING TO: (i) ANY COVENANT OR WARRANTY OF TITLE TO THE PROPERTIES
                  (INCLUDING, BUT NOT LIMITED TO, THE SUBJECT LEASES); THE CONDITION OF THE PROPERTIES; AND (ii) ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED
                  TOASSIGNEE  BY OR ON  BEHALF  OF  ASSIGNOR  (INCLUDING,
                  WITHOUT
                  LIMITATION, INFORMATION, DATA OR OTHER MATERIALS REGARDING THE EXISTENCE OR EXTENT OF OIL, GAS OR ANY SUCH RESERVES,
                  THE VALUE OF SUCH RESERVES, ANY PRODUCT PRICING ASSUMPTIONS, PRESENT OR PAST PRODUCTION RATES, COMPLIANCE WITH LEASE
                  TERMS, THE CONDTION OF ANY WELL, AND THE ABILITY TO SELL OIL OR GAS PRODUCTION AFTER THE EFFECTIVE DATE). The parties hereto agree that, to the extent required by applicable law to be operative, the disclaimers of certain warranties contained in this paragraph are "conspicuous" disclaimers for the purposes of any applicable law, rule or order.

10. Assignor convenants and agrees to execute and deliver to Assignee all such other and additional instruments and other documents and will do all such other acts and things as may be necessary more fully to assure to Assignee or its successors or assigns, all of the respective properties, rights and interests herein and hereby granted or intended to be granted.

11. All of the provisions hereof shall inure to the benefit of and be binding upon the respective successors and assigns of Assignor and Assignee. All references herein to Assignor or Assignee shall include their respective successors and assigns.

12. It is the intention and agreement of Assignor and Assignee hereunder that the provisions of this Assignment be severable. Should the whole or any portion of a section or paragraph be judicially held, to be void or invalid, such holding shall not affect other portions which can be given effect without the invalid or void portion.

13. This Assignment states the entire Agreement between the Assignor and Assignee hereto with respect to the subject matter hereof and may not be supplemented, altered, amended, modified or revoked except in writing signed by each PARTY hereto.

14. The convenants, indemnities, and obligations of the Assignor and Assignee shall survive the Closing and not be merged in, impaired, or abrogated by the consummation of such Closing or the delivery of any documents or instruments on such Closing.

15. The persons signing below, by their execution, represent and warrant that they have full and lawful authority to bind the respective entities on whose behalf they are signing.

Executed by Assignor and Assignee on the _______ day of November, 2005, but this instrument is to be effective as of 7:00 o'clock a.m. on October 1, 2005, being the Effective Date.

GRANTOR:  SAMURAI ENERGY, L.L.C.


--------------------------------
Samuel M. Skipper, President



GRANTEE:  J.R. BASSETT OPTICAL, INC.


---------------------------------
Samuel M. Skipper, President


                                ACKNOWLEDGEMENTS



STATE OF TEXAS             ss.
                           ss.
COUNTY OF HARRIS           ss.

         This instrument was acknowledged before me this the _____ day of November, 2005, by Samuel M. Skipper, President of Samurai
Energy, L.L.C., on behalf of said company.




                                 --------------------------------
                                 Notary Public in and for the
                                 State of Texas





STATE OF TEXAS             ss.
                           ss.
COUNTY OF HARRIS           ss.

         This instrument was acknowledged before me this the _____ day of November, 2005, by Samuel M. Skipper, President of J.R.
Bassett Optical, Inc., on behalf of said company.




                                 --------------------------------
                                 Notary Public in and for the
                                 State of Texas





After recording return to:

J.R. Bassett Optical, Inc. PO Box 421917 Houston, Texas 77242